EXHIBIT - 99

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT.

BESTNET COMMUNICATIONS CORP.
                              A Nevada corporation

                           CONVERTIBLE PROMISSORY NOTE


                                                             Scottsdale, Arizona
$110,000                                                          March 23, 2005


FOR VALUE RECEIVED, BESTNET COMMUNICATIONS CORP., a Nevada corporation (the "Company"), hereby promises to pay to Anthony Silverman, whose address is 2747 Paradise Rd. #903, Las Vegas, NV 89109, or registered assigns (hereinafter referred to as the "Holder"), the principal sum of $110,000. Interest shall accrue on the unpaid principal sum and on any accrued but unpaid interest at the rate of 10% per annum, to be paid monthly in arrears.

This Convertible Promissory Note (the "Note") is being issued in consideration of certain indebtedness of the Company to the Payee evidenced by a certain promissory note dated February 13, 2004, in the principal amount of $50,000 and a certain promissory note dated May 3, 2004 in the principal amount of $60,000 (the "Prior Notes"). Both of the Prior Notes have been cancelled and the indebtedness evidenced thereby is now evidenced by this Note

     1. Payment. Unless earlier converted pursuant to Section 5 hereof, the principal of and any accrued interest under this Note shall be due and payable on March 31, 2006. Payment shall be made in lawful money of the United States of America at the address of the Holder, or at such other place as the Holder may designate in writing or, if earlier, an Event of Default (as defined below). Prepayment of principal and accrued interest may be made upon thirty (30) days' prior written notice to the Holder.

     2. Default. If any of the following events (hereafter called "Events of Default") shall occur:

          (a) the Company shall default in the payment of any principal or accrued interest due under this Note, whether at maturity or by acceleration or otherwise; or

          (b) the Company shall default in the payment of any principal or accrued interest due under any other promissory note or other instrument evidencing debt for funds borrowed by the Company;

          (c) upon any breach by the Company of any representation, warranty or covenant in this Note; provided that, in the event of such breach, to the extent that such breach is susceptible to cure, such breach shall not have been cured by the Company within 30 days after the earlier to occur of (a) written notice to the Company of such breach or (b) the Company's knowledge of such breach; or

          (d) the Company shall make a general assignment for the benefit of creditors; or

          (e) the Company shall file a voluntary petition in bankruptcy, or shall be insolvent or adjudicated bankrupt, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or other applicable federal, state or other statute, law or regulation, or shall file any answer admitting the material allegation of a petition filed against the Company in such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company of all or any substantial part of the properties of the Company, or the Company shall commence the winding up or the dissolution or liquidation of the Company; or

          (f) within sixty (60) days after the commencement of an action against the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty
               (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated; or

          (g) the Company, without the Holder's prior written consent, grants a security interest in its assets, or any portion thereof: to any person, except for the grant of a security interest in a purchase money financing in which the Company grants a lien on an asset in connection with financing the purchase of that; or

          (h) the Company (i) redeems, purchases or otherwise acquires for value, any share or shares of its equity securities other than shares issued to officers, directors, employees and consultants of the Company pursuant to agreements obligating the Company to repurchase such shares upon termination of employment with or service to the Company, or (ii) declares or pays any dividends on or declares or makes any other distribution (other than a dividend payable on the common stock solely in shares of common stock) on account of any of its equity securities or sets apart any sum for any such purpose;

     then, and in each and every such case, the Holder of this Note may, by written notice to the Company, declare all amounts under this Note to be forthwith due and payable (except that, in the case of an Event of Default under either Section 2(a), Section 3(d) or Section 2(f), this Note shall become immediately due and payable without notice, and in the case of a default under Section 2(a) and 2(b) the Holder of this Note may by written notice declare all amounts under this Note due and payable and the balance shall become so due and payable, without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived. The Company shall give promptly a written notice to the Holder of the occurrence or the approval by the Company or its Board of Directors of any and all of the foregoing events.

3. Conversion.

(a) Grant of Right. Subject to the terms of Section 3(d) hereof, any Holder of this Note has the right, at the Holder's option, at any time prior to payment in full of the principal balance of and accrued interest under this Note including without limitation during the thirty (30) day period mentioned above, to convert, in accordance with the provisions of this Section 3, (i) the principal amount of this Note, in whole but not in part, and (ii) at the Holder's option, the unpaid interest under the Note accrued to the date of such conversion in
(i), above, into fully paid and non-assessable shares ("Shares") of the Common Stock, $.001 par value. The number of Shares into which this Note may be converted shall be determined by dividing the aggregate principal amount of the Note and/or accrued unpaid interest under the Note by the conversion price ("Conversion Price") in effect at the time of such conversion. The initial

Conversion Price shall be $0.12 per Share, determined as being equal to the closing price for the Common Stock as reported on the OTC BULLETIN BOARD at the close of business on the date of this Note.

(b) Notice of Conversion. Before the Holder shall be entitled to convert this
Note into Shares, he shall surrender this Note at the office of the Company and shall give written notice by mail, postage prepaid, to the Company at its principal corporate office, of the election to convert the same, if the Holder is electing to convert pursuant to Section 5 (a), and shall state therein on the Notice of Conversion annexed to this Note the entire principal amount of the Note to be converted and the accrued and unpaid interest on such principal amount that is also to be converted.

(c) Satisfaction with Requirements of Securities Act of 1933. Notwithstanding anything to the contrary contained herein, each and every conversion of this
Note is contingent upon the Company's satisfaction that the issuance of Common Stock upon the conversion is exempt from the requirements of the Securities Act of 1933, as amended, and all applicable state securities laws. The Holder agrees to execute any and all documents deemed necessary by the Company to effect a conversion of this Note.

(d) Mechanics and Effect of Conversion. No fractional Shares shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional Shares to the Holder upon the conversion of this Note, the Company shall pay to the Holder, when it is due, the amount of outstanding principal that is not so converted. Upon the conversion of this Note pursuant to Section 3(a) above, the Holder shall surrender this Note, duly endorsed, at the principal office of the Company. At its expense, the Company shall, as soon as practicable thereafter, issue and deliver to such Holder at such principal office a certificate or certificates evidencing the number of Shares to which the Holder shall be entitled upon such conversion (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to the Company), together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable for unpaid and accrued interest and for fractional shares as described above. In the event of any conversion of this Note pursuant to Section 3(a) above, such conversion shall be deemed to have been made immediately prior to the closing of the issuance of such Common Stock and on and after such date the Holder of this Note entitled to receive the shares of such Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares. Upon conversion of this Note, the Company shall be forever released from all its obligations and liabilities under this Note, except that the Company shall be obligated to pay the Holder within ten (10) days after the date of such conversion any cash amounts resulting from fractional shares as described above, and any unpaid and accrued interest (not converted under the Note) to and including the date of such conversion, and no more.

4. Conversion Price Adjustments.

(a) Stock Splits and Combinations. If the Company shall at any time subdivide or combine its outstanding shares of Common Stock, this Note shall, after that subdivision or combination, evidence the right to convert into the number of shares of Common Stock that would have been issuable as a result of that change with respect to the Shares of Common Stock which were issuable upon conversion of this Note immediately before that subdivision or combination. If the Company shall at any time subdivide the outstanding shares of Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before that combination shall be proportionately increased. Any adjustment under this section shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b) Reclassification, Exchange and Substitution. If the Common Stock issuable upon conversion of this Note shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the holder of this Note shall, on its conversion be entitled to receive in lieu of the Common Stock which the Holder would have become entitled to receive but for such change, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been received by the holder on conversion of this
Note immediately before that change.

(c) Reorganizations, Mergers, Consolidations or Sale of Assets. If at any time there shall be a capital reorganization of the Company's Common Stock (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere above) or merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the holder of this Note shall thereafter be entitled to receive upon conversion of this Note, the number of shares of Common Stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Common Stock deliverable upon conversion of this Note would have been entitled in such capital reorganization, merger, or consolidation or sale if this Note had been converted immediately before that capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Note with respect to the rights and interests of the holder of this Note after the reorganization, merger, consolidation, or sale to the end that the provisions of this Note (including adjustment of the Conversion Price then in effect and number of Shares purchasable upon conversion of this Note) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon conversion of this Note. The Company shall, within thirty (30) days after making such adjustment, give written notice (by first class mail, postage prepaid) to the registered holder of this Note at the address of that holder shown on the Company's books. That notice shall set forth, in reasonable detail, the event requiring the adjustment and the method by which the adjustment was calculated and specify the Conversion Price then in effect after the adjustment and the increased or decreased number of Shares purchasable upon conversion of this Note. When appropriate, such notice may be given in advance and include as a part thereof the notice required under other provisions of this Note. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of the assets to another corporation, shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Company or such successor or purchasing corporation, as the case may be, shall execute with the Holder a supplemental agreement providing that the Holder of each Note then outstanding shall have the right thereafter and until the expiration of the period of convertibility to convert such Note into the kind and amount of stock, securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale by a holder of the number of shares of Common Stock into which such Note might have been converted immediately prior to such reorganization, reclassification, consolidation, merger or sale, subject to adjustment which shall be as nearly equivalent as may be practicable to the adjustments provided for in this section.

5. Dividends. In the event that the Company shall make any distribution of its assets upon or with respect to its Common Stock, as a liquidating or partial liquidating dividend, or other than as a dividend payable out of earnings or any surplus legally available for dividends under the laws of the state of incorporation of the Company, each Holder of any Note then outstanding shall, upon the exercise of his right to convert after the record date for such distribution or, in the absence of a record date, after the date of such distribution, receive, in addition to the shares subscribed for, the amount of such assets (or, at the option of the Company, a sum equal to the value thereof at the time of distribution as determined by the Board of Directors in good faith which would have been distributed to such Holder if he had exercised his right to convert this Note immediately prior to the record date for such distribution or, in the absence of a record date, immediately prior to the date of such distribution.

6. Limitations on Disposition. Holder agrees not to make any disposition of all or any portion of this Note or any of the common stock issuable upon the due conversion hereof (other than the valid conversion thereof in accordance with its terms) unless and until: (a) there is then in effect a registration statement under the 1933 Act covering such proposed disposition, and such disposition is made in accordance with such registration statement; or (b) (i) Holder has notified the Company of the proposed disposition and has furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested by the Company, Holder has furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the 1933 Act or registration or qualification under any applicable state securities law.

Notwithstanding the foregoing, no investment representation letter or opinion of counsel shall be required for any transfer of Securities (i) in compliance with Rule 144 or Rule 144A of the 1933 Act or (ii) by gift, will or intestate succession by Holder to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing; provided that, in each of the foregoing cases, the transferee agrees in writing to be subject to the terms of this Note. In addition, if the holder of any Securities delivers to the Company an unqualified opinion of counsel that no subsequent transfer of such Securities shall require registration under the 1933 Act, the Company shall, upon such contemplated transfer, promptly deliver new documents/certificates for such Securities that do not bear the legend set forth in Section 11 hereof.

7. Registration Rights.

7.1 Certain Definitions.

As used in this Note, the following terms shall have the meanings set forth below:

     (a) "Closing" shall mean the date of this Note.

     (b) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     (c) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

     (d) "Holder" shall mean any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Note have been transferred in compliance with the provisions hereof.

     (e) "Initiating Holders" shall mean any Holder or Holders who in the aggregate hold not less than forty percent (40%) of the outstanding Registrable Securities.

     (f) "Other Stockholders" shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.

     (g) "Registrable Securities" shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of this Note and (ii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in clause (i) above, provided, how-ever, that Registrable Securities shall not include any shares of Common Stock which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

     (h) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

     (i) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses, fees and disbursements of counsel for the Holders and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

     (j) "Restricted Securities" shall mean any Registrable Securities required to bear the legend set forth in Section 1.2(b) hereof.

     (k) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

     (l) "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

     (m ) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

     (n) "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

     (o) "Shares" shall mean the Company's Common Stock.

7.2 Company Registration.

     (a) Notice. If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans, or a registration relating to a corporate reorganization or other transaction on Form S-4 or any successor form, or a registration on any registration form that does not permit secondary sales, the Company will:

     (i) promptly give to each Holder written notice thereof; and (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in 1.4(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within ten (10) days after the written notice from the Company described in (i) above. Such written request may specify all or a part of a Holder's Registrable Securities.

     (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to 7.2(a)(i). In such event, the right of any Holder to registration pursuant to this 7.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extend provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

Notwithstanding any other provision of this 7.2, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth herein. If any person does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated pro rata among the persons requesting additional inclusion in accordance with 1.14 hereof.

In any circumstance in which all of the Registrable Securities and other shares of Common Stock of the Company (including shares of Common Stock issued or issuable upon conversion of shares of any currently unissued series of Preferred Stock of the Company) with registration rights (the "Other Shares") requested to be included in a registration on behalf of the Holders or other selling stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Holder and other selling stockholders requesting inclusion of shares pro rata based on the total number of Registrable Securities or Other Shares held by such Holders and selling stockholders, respectively, assuming Conversion; provided, however, that such allocation shall not operate to reduce the aggregate number of Registrable Securities and Other Shares to be included in such registration if any Holder or other selling stockholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to such Holder or selling stockholder pursuant to the above-described procedure, in which case the remaining portion of his allocation shall be reallocated among those requesting Holders and other selling stockholders whose allocations did not satisfy their requests pro rata on the basis of the total number of shares of Registrable Securities and Other Shares held by such Holders and other selling stockholders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Holders and other selling stockholders have been so allocated. The Company shall hot limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights or to include shares of stock issued to founders of the Company or to employees, officers, directors, or consultants pursuant to the Company's equity incentive plans, or in the case of registrations under Form S-3 (or equivalent or successor forms) in order to include in such registration securities registered for the Company's own account.

8. Legends. It is understood that the certificates evidencing the Securities may bear one or more of the following legends:

(a) The following legend under the 1933 Act:

     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED", or

(b) Any legend required by state securities laws.

The Company agrees to remove promptly, upon the request of the holder of Securities issued upon conversion of this Note, the legend set forth in Section 7(a) hereof from the documents/certificates for such Securities upon full compliance with this Note, Rules 144 and 145 under the 1933 Act and any other applicable provisions of the 1933 Act.

9. Assignment. This Note applies to, inures to the benefit of and binds the successors and assigns of the parties hereto. Any transfer of this Note will be effected only by surrender of this Note to the Company and reissuance of a new note to transferee. The Holder and any subsequent holder(s) of this Note receive this Note subject to the foregoing items and conditions, and agree to comply with the foregoing terms and conditions for the benefit of the Company and any other holders.

10. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) when received, if personally delivered, faxed, sent by nationally recognized courier or U.S. Mail return-receipt requested, or (ii) on the third business day after deposit in the U.S. Mail, if sent by first-class mail, in any such case to the address of the Holder set forth in the above-mentioned Note Purchase Agreement and to the Company at BestNet Communications Corp. 5075 E. Cascade Road SE, Suite K, Grand Rapids, Michigan 49546 fax (616) 977-9955, Attention:
Chief Financial Officer, with a copy to Mr. Stanley L. Schloz, 10060 East Sonoran Vista Circle, Scottsdale, AZ 85255 . Any party hereto may by notice so given change its address for future notice hereunder.

11. No Stockholder Rights. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company; and no dividends shall be payable or accrued in respect of this Note or the capital stock obtainable hereunder until, and only to the extent that, this Note shall have been converted.

12. Note Register. This Note is transferable only upon the books of the Company, which it shall cause to be maintained for such purpose. The Company may treat the registered holder of this Note as he, she or it appears on the Company's books at any time as the Holder for all purposes.

13. Loss. Etc. of Note. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and of indemnity reasonably satisfactory to the Company if this Note is lost, stolen or destroyed, and upon surrender and cancellation of this Note if this Note is mutilated, the Company shall execute and deliver to the Holder a new Note of like date, tenor and denomination.

14. Amendment, Waiver. Etc. The terms of this Note may be amended or waived only upon the written agreement of the Company and the Holder.

15. Heading: References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

16. Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of this Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

17. Miscellaneous. This Note shall be governed by and construed in accordance with the laws of the State of Arizona. The Company hereby waives presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note. If an action is brought for collection under this Note, the Company will pay all costs of collection actually incurred by the Holder, including, but not limited to, reasonable attorneys' fees.

18. Payee Acknowledgements. By accepting this Note the Payee acknowledges and confirms (a) that he is an Accredited Investor as that term is defined under the Securities Act by reason of his net worth and the fact that he is a member of the Company's Board of Directors and (b) that the Prior Notes have been discharged.

     IN WITNESS WHEREOF, the undersigned have caused this Convertible Promissory Note to be executed by the undersigned as of the date first set forth above. BESTNET COMMUNICATIONS CORP., a Nevada corporation


By                                          ATTEST:
  --------------------------------                 ----------------------------
                                                           (Secretary)
Its President



                                            -----------------------------------
                                                  Anthony Silverman (Payee)